EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation are incorporated herein by reference.
10.1
Amendment No. 5 to Series 2012-VFN Indenture Supplement, dated as of May 8, 2020, between Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated May 8, 2020 and filed on May 11, 2020. Commission File No. 001-09618.

10.2
Amendment No. 13 to the Note Purchase Agreement, dated as of May 8, 2020, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.2 to the Current Report on Form 8-K dated May 8, 2020 and filed on May 11, 2020. Commission File No. 001-09618.

10.3*	Employment and Services Agreement dated June 25, 2020. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated June 23, 2020 and filed on June 26, 2020. Commission File No. 001-09618.
10.4
Series 2020-1 Indenture Supplement to the Indenture, dated as of July 30, 2020, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated July 30, 2020 and filed on July 30, 2020. Commission File No. 001-09618.

* Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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